EXHIBIT 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

Enable Midstream Partners, LP,

CenterPoint Energy Resources Corp.,

and

RBS Securities, Inc.,

Merrill Lynch, Pierce, Fenner & Smith Incorporated,

Credit Suisse Securities (USA) LLC, and

RBC Capital Markets, LLC

Dated May 27, 2014

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into May 27, 2014, by and among Enable Midstream Partners, LP, a Delaware limited partnership (the “Issuer”), CenterPoint Energy Resources Corp., a Delaware corporation (the “Guarantor”), and RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, and RBC Capital Markets, LLC, as representatives (the “Representatives”) of the several initial purchasers named in Schedule I to the Purchase Agreement (as defined below) (the “Initial Purchasers”), each of whom has agreed to purchase the Issuer’s 2.400% Senior Notes due 2019 (the “2019 Notes”), 3.900% Senior Notes due 2024 (the “2024 Notes”), and 5.000% Senior Notes due 2044 (the “2044 Notes” and, together with the 2019 Notes and the 2024 Notes, the “Initial Notes”). The 2019 Notes and the 2024 Notes will be guaranteed as to collection of the Issuer’s obligations under the 2019 Notes and the 2024 Notes on an unsecured subordinated basis by the Guarantor (the “Guarantee”), subject to automatic release in certain instances as described in the Indenture (as defined below). The Initial Notes and the Guarantee are herein collectively referred to as the “Initial Securities.”

This Agreement is made pursuant to the Purchase Agreement, dated May 19, 2014 (the “Purchase Agreement”), by and among the Issuer, the Guarantor and the Representatives. In order to induce the Initial Purchasers to purchase the Initial Securities, the Issuer and the Guarantor have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers under the Purchase Agreement as set forth in Section 6(k) of the Purchase Agreement.

The parties hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, and the following terms shall have the following meanings:

2019 Notes: As defined in the preamble hereto.

2024 Notes: As defined in the preamble hereto.

2044 Notes: As defined in the preamble hereto.

Agreement: As defined in the preamble hereto.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

Commission: The U.S. Securities and Exchange Commission.

Consummate: An Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Exchange Offer Registration Statement as continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuer to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were validly tendered by Holders thereof pursuant to the Exchange Offer.

controlling person: As defined in Section 8(a) hereof.

DTC: The Depository Trust Company or its nominee.

Effectiveness Target Date: The date that is 500 days after the date hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

Exchange Offer: The exchange and issuance by the Issuer of a principal amount of Exchange Securities (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the aggregate principal amount of Initial Securities that are validly tendered by such Holders in connection with such exchange and issuance.

Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exchange Securities: The (i) 2.400% Senior Notes due 2019, (ii) 3.900% Senior Notes due 2024, and (iii) 5.000% Senior Notes due 2044, including in the case of (i) and (ii) the related guarantee of such notes by the Guarantor pursuant to the Indenture, to be issued pursuant to the Indenture in the Exchange Offer or as contemplated by Section 4 hereof.

FINRA: The Financial Industry Regulatory Authority.

General Partner: Enable GP, LLC, a Delaware limited liability company and the sole general partner of the Issuer.

Guarantee: As defined in the preamble hereto.

Guarantor: As defined in the preamble hereto.

Holder: As defined in Section 2(b) hereof.

Indemnified Holder: As defined in Section 8(a) hereof.

Indenture: The indenture, dated May 27, 2014, by and among the Issuer and the Trustee, as supplemented by the first supplemental indenture, dated May 27, 2014, by and among the Issuer, the Guarantor and the Trustee, and as may be amended or supplemented from time to time in accordance with the terms thereof.

Initial Notes: As defined in the preamble hereto.

Initial Placement: The issuance and sale by the Issuer of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Initial Purchasers: As defined in the preamble hereto.

Initial Securities: As defined in the preamble hereto.

Issue Date: May 27, 2014

Issuer: As defined in the preamble hereto.

Person: An individual, partnership, limited liability company, corporation, trust, unincorporated organization or other legal entity, or a government or agency or political subdivision thereof.

Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

Purchase Agreement: As defined in the preamble hereto.

Registration Default: The occurrence of any of the following: (i) unless the Exchange Offer shall not be permissible under applicable law or Commission policy, the Issuer and Guarantor do not use commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective and the Exchange Offer Consummated on or prior to the Effectiveness Target Date, (ii) the Shelf Registration Statement, if required pursuant to Section 4(a) hereof, has not become or been declared effective within 60 days after the Effectiveness Target Date, (iii) if the Issuer receives a request from a Holder of Transfer Restricted Securities pursuant to Section 4(a)(iii), the Shelf Registration Statement required to be filed thereby has not become or been declared effective within 60 days after the Effectiveness Target Date, (iv) the Shelf Registration Statement, if required by this Agreement, has become or been declared effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement, at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period or (v) the Shelf Registration Statement, if required by this Agreement, has become or been declared effective and thereafter, on more than two occasions in any 12-month period during the Shelf Effectiveness Period, the Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement.

Registration Statement: Any registration statement of the Issuer and the Guarantor relating to (i) an offering of Exchange Securities pursuant to an Exchange Offer or (ii) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration

Statement, which is filed pursuant to the provisions of this Agreement, in each case, including all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Securities Act: The Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

Shelf Effectiveness Period: As defined in Section 4(a) hereof.

Shelf Registration Statement: As defined in Section 4(a) hereof.

Transfer Restricted Securities: Each Initial Security until the earliest to occur of (i) the date on which such Initial Security has been exchanged in the Exchange Offer by a Person other than a Broker-Dealer for an Exchange Security entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (ii) following the exchange by a Broker-Dealer in the Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold, pursuant to the “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement, to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which the resale of such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement (and the purchasers thereof have been issued Exchange Securities) or (iv) the date on which such Initial Security would be permitted to be distributed to the public pursuant to Rule 144 without limitation under the Securities Act.

Trustee: U.S. Bank National Association.

Trust Indenture Act: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa 77bbbb), as amended, including the rules and regulations promulgated thereunder, in each case as in effect on the date of the Indenture.

Underwritten Registration or Underwritten Offering: A registration under a Shelf Registration Statement, pursuant to which securities of the Issuer and the Guarantor are sold to an underwriter or underwriters for reoffering to the public.

SECTION 2. Securities Subject to this Agreement.

(a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

(c) Notwithstanding anything contained herein to the contrary, upon the earliest to occur of (i) a defeasance or covenant defeasance applicable to the 2019 Notes or the 2024 Notes in accordance with the Indenture, (ii) the discharge of the Issuer’s obligations under the Indenture with respect to the 2019 Notes or the 2024 Notes in accordance with the terms of the Indenture and (iii) May 1, 2016, (A) the term “Exchange Securities” as used herein shall be deemed to exclude the Guarantee by the Guarantor pursuant to the Indenture and (B) the Guarantor shall have no further obligations with respect to this Agreement.

SECTION 3. Registered Exchange Offer.

(a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy, each of the Issuer and the Guarantor shall (i) use its commercially reasonable efforts to cause to be filed with the Commission after the Issue Date, a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its commercially reasonable efforts to cause such Registration Statement to become or be declared effective under the Securities Act, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become or be declared effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) any necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) promptly after such Registration Statement is declared effective by the Commission, commence the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting (i) registration of the offer and issuance of the Exchange Securities to be offered in exchange for the Initial Securities that are Transfer Restricted Securities and (ii) resales of the Initial Securities by Broker-Dealers who currently hold Transfer Restricted Securities that were acquired for their own account as a result of market-making activities or other trading activities (other than Initial Securities acquired directly from the Issuer or any of its Affiliates) as contemplated by Section 3(c) below.

(b) Each of the Issuer and the Guarantor shall use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable United States federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date on which notice of the Exchange Offer is first mailed to the Holders. The Issuer and the Guarantor shall cause the Exchange Offer to comply with all applicable United States federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. Each of the Issuer and the Guarantor shall use its commercially reasonable efforts to cause the Exchange Offer to be Consummated no later than 60 Business Days after the date on which the Exchange Offer Registration Statement has become effective, or such later date as may be required by United States federal securities laws.

(c) The Issuer shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuer or any of its Affiliates), may exchange such Initial Securities pursuant to the Exchange Offer; however, such

Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent requested or required by the Commission.

Each of the Issuer and the Guarantor shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities acquired by any Broker-Dealer for its own account as a result of market-making activities or other trading activities, and to ensure that the Exchange Offer Registration Statement conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective by the Commission and (ii) the date on which Broker-Dealers are no longer required to deliver a prospectus in connection with market-making or other trading activities.

The Issuer shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day period (or a shorter period as provided in the foregoing sentence) in order to facilitate such resales.

SECTION 4. Shelf Registration.

(a) Shelf Registration. (a) If (i) the Issuer and the Guarantor are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) for any reason the Exchange Offer is not Consummated within 30 Business Days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (iii) with respect to any Holder of Transfer Restricted Securities, such Holder notifies the Issuer prior to the 20th Business Day following the consummation of the Exchange Offer that (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Issuer or one of its Affiliates, then, upon such Holder’s request, each of the Issuer and the Guarantor shall:

(x) use its commercially reasonable efforts to cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”), as promptly as reasonably practicable after the occurrence of (i), (ii) or (iii) of the first sentence of Section 4(a), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission.

Each of the Issuer and the Guarantor shall keep any such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that the Shelf Registration Statement conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) one year following the effective date of such Shelf Registration Statement and (ii) the date on which all the Initial Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or are distributed to the public pursuant to Rule 144 under the Securities Act or would be eligible to be sold by a Person that is not an “affiliate” (as defined in Rule 144) of the Issuer pursuant to Rule 144 without volume restriction (the “Shelf Effectiveness Period”).

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 20 days after receipt of a request therefor, such information as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder true and correct in all material respects and not materially misleading.

SECTION 5. Registration Default. If a Registration Default occurs, the interest rate on the Transfer Restricted Securities will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default, and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 1.00% per annum. A Registration Default ends when the Initial Securities cease to be Transfer Restricted Securities or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer is completed, (2) in the case of a Registration Default under clause (ii) or clause (iii) of the definition thereof, when the Shelf Registration Statement becomes or is declared effective or (3) in the case of a Registration Default under clause (iv) or clause (v) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default. Notwithstanding the foregoing, the interest rate on the Transfer Restricted Securities will not increase because more than one Registration Default has occurred and is pending.

SECTION 6. Registration Procedures. Exchange Offer Registration Statement. (a) In connection with the Exchange Offer, the Issuer and the Guarantor shall comply with all of the provisions of Section 6(c) hereof and shall use commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof. As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuer, prior to the Consummation thereof, a written representation to the Issuer (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Issuer or the Guarantor, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuer’s preparations for the Exchange Offer. Each Holder, including any Holder that is a Broker-Dealer, shall acknowledge and agree that any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley & Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Issuer or any of its Affiliates.

(b) Shelf Registration Statement. In connection with any Shelf Registration Statement, each of the Issuer and the Guarantor shall comply with all the provisions of Section 6(c) hereof and shall use commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Issuer and the Guarantor will as promptly as reasonably practicable prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Initial Securities by Broker-Dealers), each of the Issuer and the Guarantor shall:

(i) use commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements, including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantor for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuer and the Guarantor shall file promptly an appropriate amendment to such Registration Statement (or file with the Commission a document to be incorporated by reference into the Registration Statement), in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use commercially reasonable efforts to cause such amendment to be declared effective by the Commission and such Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424, 430A and 430B under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holders thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) in the case of a Shelf Registration Statement, advise the underwriters, if any, and selling Holders named in the Registration Statement, if any, promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Issuer and the Guarantor shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv) in the case of a Shelf Registration Statement, furnish without charge to each Initial Purchaser, each selling Holder named in any Shelf Registration Statement that has requested such copies, and each underwriter, if any, before filing with the Commission, copies of any Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (and, solely with respect to the Issuer, to make all reasonable efforts to notify each Initial Purchaser, each selling Holder named in any Shelf Registration Statement that has requested copies, and each underwriter, if any, of the filing of any document to be incorporated by reference by the Issuer after the initial filing of such Shelf Registration Statement and to make all reasonable efforts to provide copies of such incorporated documents to the managing underwriter(s), if any, prior to filing), which documents (other than incorporated documents) will be subject to the review and comment of the managing underwriter(s), if any, in connection with such sale for a period of at least five Business Days, and the Issuer will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (excluding all documents incorporated by reference) to which the Initial Purchasers or the underwriter(s), if any, shall reasonably object in writing within five Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of the Initial Purchasers or an underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading;

(v) promptly prior to the filing of any document that is to be incorporated by reference into a Shelf Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers, each selling Holder named in any Shelf Registration Statement that has requested such copies, and to the underwriters, if any, make the representatives of the Issuer reasonably available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriters, if any, reasonably may request;

(vi) in connection with any Underwritten Offering, make available during normal business hours for inspection for due diligence purposes by any underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by the Initial Purchasers or any of the underwriters, all financial and other records, pertinent corporate documents and properties of each of the Issuer and the Guarantor and cause the Issuer’s and the Guarantor’s officers, directors and employees to supply all information reasonably requested by any such underwriters, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the underwriters, if any;

(vii) if requested by any selling Holders or underwriters, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriters, if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriters, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Issuer is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(viii) in the case of a Shelf Registration Statement, furnish to the Initial Purchasers, each selling Holder identified in the Registration Statement, who so reasonably requests, and each underwriter, if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference) (unless such documents are publicly available on the Commission’s EDGAR system);

(ix) deliver to each selling Holder identified in the Registration Statement and each underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuer and the Guarantor each hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each underwriter, if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(x) in the case of a Shelf Registration Statement involving an Underwritten Offering, enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to such Underwritten Offering, all to such extent as may be reasonably and customarily requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to such Underwritten Offering; each of the Issuer and the Guarantor shall:

(A) furnish to each underwriter in such substance and scope as they may reasonably request and as are customarily made by issuers or guarantors, as applicable, to underwriters in primary underwritten offerings:

(1) a certificate, dated the date of the closing of such Underwritten Offering, signed by (A) the President or any Vice President and (B) a principal financial or accounting officer of each of the General Partner, on behalf of the Issuer, and the Guarantor, on its own behalf, confirming, as of the date thereof, such matters set forth in the underwriting agreement as such parties may reasonably request;

(2) an opinion, dated the date of the closing of such Underwritten Offering, of counsel for the Issuer and the Guarantor, covering such customary matters as such parties may reasonably request; and

(3) a customary comfort letter, dated the date of the pricing of such Underwritten Offering, from (i) the Issuer’s independent accountants and (ii) the independent accountants of any other Person for which financial statements are included in or incorporated by reference into such Shelf Registration Statement, in the customary form and covering matters of the type customarily requested to be covered in comfort letters to underwriters in connection with primary underwritten offerings;

(B) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(x)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer or the Guarantor pursuant to this Section 6(c)(x), if any; and

(C) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Issuer nor the Guarantor shall be required to register or qualify as a foreign corporation, partnership or limited liability company, as applicable, where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not then so subject;

If at any time the representations and warranties of the Issuer and the Guarantor contemplated in Section 6(c)(x) hereof cease to be true and correct, the Issuer and the Guarantor shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

(xi) in the case of a Shelf Registration Statement issue, upon the request of any Holder of Initial Securities covered by the Shelf Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Initial Securities being sold by such Holder; such Exchange Securities to be registered in the name of the purchaser(s) of such Initial Securities; in return, the Initial Securities held by such Holder shall be surrendered to the Issuer for cancellation;

(xii) in the case of a Shelf Registration Statement, and subject to the forms of the Indenture, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the selling Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriters;

(xiii) use its commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(x)(C) hereof;

(xiv) if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading;

(xv) provide a CUSIP number for all Exchange Securities not later than the effective date of a Registration Statement covering such Exchange Securities and provide the Trustee under the Indenture with printed certificates for the Exchange Securities or global certificates representing the Exchange Securities, which are in a form eligible for deposit with DTC and take all other action reasonably necessary to ensure that all such Exchange Securities are eligible for deposit with DTC;

(xvi) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA;

(xvii) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to securityholders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 of the Securities Act (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuer’s first fiscal quarter commencing after the effective date of the Registration Statement; and

(xviii) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

(d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuer of the existence of any fact or the happening of any event of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof, or until it is advised in writing (the “Advice”) by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof or shall have received the Advice; provided, however, that no such extension shall be taken into account in determining whether additional interest shall accrue pursuant to Section 5 hereof or the amount of such additional interest, it being agreed that the Issuer’s option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5 hereof.

SECTION 7. Registration Expenses.

(a) All expenses incident to the Issuer’s performance of or compliance with this Agreement will be borne by the Issuer regardless of whether a Registration Statement becomes or is declared effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)); (ii) all fees and expenses of compliance with United States federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuer and, subject to Section 7(b) hereof, the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of the Trustee and its counsel; and (vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Issuer will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

For the avoidance of doubt, except as provided in Section 8 entitled “Indemnification,” no Initial Purchaser or Holder shall be responsible for the expenses incident to the Guarantor’s performance of or compliance with this Agreement regardless of whether a Registration Statement becomes or is declared effective.

(b) In connection with any Shelf Registration Statement required by this Agreement, the Issuer will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

(c) Each Holder will pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to the Shelf Registration Statement.

SECTION 8. Indemnification.

(a) The Issuer agrees to indemnify and hold harmless (i) each Holder, (ii) each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives, affiliates and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii), an “Indemnified Holder”), to the fullest extent lawful, from and against any loss, claim, damage, liability or expense, as incurred, to which an Indemnified Holder may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuer), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto) or any free writing prospectus or preliminary prospectus used in any transaction contemplated hereby, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading, and to reimburse each Indemnified Holder for any and all expenses (including the fees and disbursements of counsel chosen by such Indemnified Holder) as such expenses are reasonably incurred by such Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any such Indemnified Holder) to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuer by any of the Holders or the Guarantor expressly for use in any Registration Statement or Prospectus (or any amendment or supplement thereto) or any free writing prospectus or preliminary prospectus used in any transaction contemplated hereby or arising out of or based upon any omission or alleged omission therefrom of a material fact necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading in conformity with written information furnished to the Issuer by such Holder or the Guarantor, as applicable, expressly for use therein or due to the failure of any Holder or the Guarantor to respond to any request for information by the Issuer. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Issuer may otherwise have.

(b) The Guarantor agrees to indemnify and hold harmless each Indemnified Holder, to the fullest extent lawful, from and against any loss, claim, damage, liability or expense, as incurred, to which an Indemnified Holder may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Guarantor), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto) or any free writing prospectus or preliminary prospectus used in any transaction contemplated hereby, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading, and to reimburse each Indemnified Holder for any and all expenses (including the fees and disbursements of counsel chosen by such Indemnified Holder) as such expenses are reasonably incurred by such Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall apply only to losses, claims, damages, liabilities or expenses caused by or resulting from information relating to the Guarantor furnished to the Issuer by the Guarantor and shall not apply to any loss, claim, damage, liability or expense (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any such Indemnified Holder) to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished by the Issuer or to the Issuer by any of the Holders expressly for use in any Registration Statement or Prospectus (or any amendment or supplement thereto) or any free writing prospectus or preliminary prospectus used in any transaction contemplated hereby or arising out of or based upon any omission or alleged omission therefrom of a material fact necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading in conformity with written information furnished by the Issuer or to the Issuer by such Holder expressly for use therein or due to the failure of any Holder to respond to any request for information by the Issuer. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that the Guarantor may otherwise have.

(c) Each Holder agrees, severally and not jointly, to indemnify and hold harmless each of the Issuer and the Guarantor and each of their respective officers, directors, partners, employees, representatives and agents, and each controlling person, to the fullest extent lawful, from and against any loss, claim, damage, liability or expense, as incurred, to which the Issuer, the Guarantor or any such officer, director, partner, employee, representative, agent or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Holder or such controlling person), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) (i) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto) or any free writing prospectus or preliminary prospectus used in connection with any transaction contemplated hereby, or (ii) arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement or Prospectus (or any amendment or supplement thereto) or any free writing prospectus or preliminary prospectus used in connection with any transaction contemplated hereby, in reliance upon and in conformity with written information furnished to the Issuer by such Holder expressly for use therein or due to the failure of any Holder to respond to any request for information by the Issuer; and to reimburse the Issuer, the Guarantor or any such officer, director, partner, employee, representative, agent or controlling person for any legal and other expenses reasonably incurred by the Issuer, the Guarantor or any such officer, director, partner, employee, representative, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 8(c) shall be in addition to any liabilities that such Holder may otherwise have. In no event shall the liability of any selling Holder hereunder be greater than the dollar amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation.

(d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume, the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, which such approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel) representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then, in lieu of such indemnification, each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer or the Guarantor, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Issuer shall be deemed to be equal to the total gross proceeds to the Issuer from the Initial Placement and the Registration Statement) or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer or the Guarantor, on the one hand, and the

Holders, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Issuer or the Guarantor, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuer, the Guarantor or the Holders, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made hereunder; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(d) for purposes of indemnification.

The Issuer, the Guarantor and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8.

Notwithstanding the provisions of this Section 8, none of the Holders (or any Person who controls such Holder within the meaning of the Securities Act and the Exchange Act) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Transfer Restricted Securities pursuant to a Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(e) are several, and not joint, in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint. For purposes of this Section 8(e), each director, officer and employee of each Holder and each Person, if any, who controls any Holder within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Holder, and each director, officer, employee, representative, affiliate and agent of the Issuer or the Guarantor, and each Person, if any, who controls the Issuer or the Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such party.

SECTION 9. Rule 144A. Each of the Issuer and the Guarantor hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such

Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

SECTION 10. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Issuer.

SECTION 12. Miscellaneous.

(a) Remedies. Each of the Issuer and the Guarantor hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) Several Liability. The obligations of the Issuer and the Guarantor hereunder are several and not joint and neither the Issuer nor the Guarantor will be liable in any way for the other’s failure to perform any obligation hereunder. Any Indemnified Holder or other party seeking to recover under this Agreement from the Issuer or the Guarantor for any failure to perform any obligation hereunder shall only have a right to recover from the party whose failure is the subject of the claim.

(c) No Inconsistent Agreements. Neither the Issuer nor the Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Issuer nor the Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person pursuant to which any such Person would have the right to include any securities in any Registration Statement to be filed with the Commission as required under this Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer’s or the Guarantor’s securities under any agreement in effect on the date hereof.

(d) Adjustments Affecting the Securities. Neither the Issuer nor the Guarantor will take any action, or permit any change to occur, with respect to the Initial Securities and/or the Exchange Securities that would materially and adversely affect its ability to Consummate the Exchange Offer.

(e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of Holders of a majority of the then-outstanding aggregate principal amount of Transfer Restricted Securities or a confirmation from DTC that the Holders of a majority of the then-outstanding aggregate principal amount of Transfer Restricted Securities has consented. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders whose securities are not being sold pursuant to such Registration Statement may be given by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence; provided further that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuer shall obtain the written consent of each such Initial Purchaser (which consent shall not be unreasonably withheld) with respect to which such amendment, supplement, waiver or consent is to be effective. Notwithstanding the preceding two sentences, Sections 5 and 8 hereof shall not be amended, modified or supplemented, and waivers or consents to depart from this sentence may not be given, unless the Issuer has obtained the written consent of each Holder affected thereby.

(f) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture;

(ii) if to the Issuer:

Enable Midstream Partners, LP
One Leadership Square
211 North Robinson Avenue, Suite 950
Oklahoma City, Oklahoma 73102
Facsimile:	(302) 655-5049
Attention:	General Counsel

With a copy (which shall not constitute notice) to:

Jones Day
77 West Wacker Drive
Chicago, Illinois 60601-1692
Facsimile:	(312) 782-8585
Attention:	Robert J. Joseph

(iii) if to the Guarantor:

CenterPoint Energy Resources Corp.
1111 Louisiana Street
Houston, Texas 77002
Facsimile:	(713) 207-0141
Attention:	General Counsel

With a copy (which shall not constitute notice) to:

Baker Botts L.L.P.
One Shell Plaza 910 Louisiana Street
Houston, Texas 77002-4995
Facsimile:	(713) 229 7734
Attention:	Gerald M. Spedale

(iv) if to the Initial Purchasers:

RBS Securities Inc.
600 Washington Blvd.
Stamford, Connecticut 06901
Facsimile:	(203) 873-4534
Attention:	Debt Capital Markets / Syndicate Desk and Legal Department

Merrill Lynch, Pierce, Fenner & Smith Incorporated
50 Rockefeller Plaza
NY1-050-12-01
New York, New York 10020
Facsimile:	(646) 855-5958
Attention:	High Grade Transaction Management / Legal

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010-3629
Facsimile:	(212) 325-4296
Attention:	LCD-IBD / General Counsel

RBC Capital Markets, LLC
Three World Financial Center
10th Floor
New York, New York 10281-8098
Facsimile:	(212) 618-2210
Attention:	High Yield Capital Markets

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP
811 Main Street, 37th Floor
Houston, Texas 77002
Facsimile:	(713) 546-5401
Attention:	Ryan J. Maierson

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer and the Guarantor with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,

ENABLE MIDSTREAM PARTNERS, LP

By:	Enable GP, LLC, its general partner

By:	/s/ Rodney J. Sailor
Name:	Rodney J. Sailor
Title:	Executive Vice President and Chief Financial Officer

CENTERPOINT ENERGY RESOURCES CORP.

By:	/s/ Gary L. Whitlock
Name:	Gary L. Whitlock
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Registration Rights Agreement

The forgoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

RBS SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

        INCORPORATED

CREDIT SUISSE SECURITIES (USA) LLC

RBC CAPITAL MARKETS, LLC

Acting severally on behalf of themselves and the several Initial Purchasers named in Schedule I to the Purchase Agreement

By:	RBS Securities Inc.

By:	/s/ Okwudiri Onyedum
	Name:	Okwudiri Onyedum
	Title:	Managing Director

By:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Keith Harman
	Name:	Keith Harman
	Title:	Managing Director

By:	Credit Suisse Securities (USA) LLC

By:	/s/ Michael Kim
	Name:	Michael Kim
	Title:	Director

By:	RBC Capital Markets, LLC

By:	/s/ Scott G. Primrose
	Name:	Scott G. Primrose
	Title:	Authorized Signatory

Signature Page to Registration Rights Agreement